Exhibit 99.1
                         ANNUAL STATEMENTS OF COMPLIANCE


                      OFFICER'S CERTIFICATE OF THE SERVICER

In compliance with Section 4.04 (g) of the Indenture of Trust by and between Nelnet Student Loan Trust 2002-1 and Zions First National Bank, as Trustee, dated as of May 1, 2002, I, Terry J. Heimes, certify that:

          1. A review of the activities of the Servicer during the preceding calendar year and of its performance under the Servicing Agreement has been made under my supervision; and

          2. Based on my knowledge of such review, the Servicer has fulfilled all its obligations under the Servicing Agreement throughout such year.

March 15, 2004




By:     /s/ Terry J. Heimes
        ----------------------------------
        Terry J. Heimes
        Chief Financial Officer, Assistant
        Secretary and Executive Director,
        Nelnet, Inc.

                   OFFICER'S CERTIFICATE OF THE ADMINISTRATOR

In compliance with Section 3(a) of the Administration Agreement (the "Agreement") among Nelnet Student Loan Trust 2002-1, as Issuer, Wilmington Trust Company, as Delaware Trustee, Zions First National Bank, as Indenture Trustee, and NELN, Inc. (fka Nelnet, Inc.), as Administrator, dated as of May 1, 2002, I, Terry J. Heimes, certify that:

          1. A review of the activities of the Administrator during the preceding 12-month period and of its performance under this Agreement has been made under my supervision; and

          2. Based on my knowledge of such review, the Administrator has fulfilled its obligations in all material respects under this Agreement.


December 31, 2003




By:     /s/ Terry J. Heimes
        ----------------------------------
        Terry J. Heimes
        Chief Financial Officer, Treasurer
        and Executive Director,
        NELN, Inc.

                      OFFICER'S CERTIFICATE OF THE SERVICER

In compliance with Section 4.04 (g) of the Indenture of Trust by and between Nelnet Student Loan Trust 2002-2 and Zions First National Bank, as Trustee, dated as of September 1, 2002, I, Terry J. Heimes, certify that:

          1. A review of the activities of the Servicer during the preceding calendar year and of its performance under the Servicing Agreement has been made under my supervision; and

          2. Based on my knowledge of such review, the Servicer has fulfilled all its obligations under the Servicing Agreement throughout such year.

March 15, 2004




By:     /s/ Terry J. Heimes
        ----------------------------------
        Terry J. Heimes
        Chief Financial Officer, Assistant
        Secretary and Executive Director,
        Nelnet, Inc.

                   OFFICER'S CERTIFICATE OF THE ADMINISTRATOR

In compliance with Section 3(a) of the Administration Agreement (the "Agreement") among Nelnet Student Loan Trust 2002-2, as Issuer, Wilmington Trust Company, as Delaware Trustee, Zions First National Bank, as Indenture Trustee, and NELN, Inc. (fka Nelnet, Inc.), as Administrator, dated as of September 1, 2002, I, Terry J. Heimes, certify that:

          1. A review of the activities of the Administrator during the preceding 12-month period and of its performance under this Agreement has been made under my supervision; and

          2. Based on my knowledge of such review, the Administrator has fulfilled its obligations in all material respects under this Agreement.


December 31, 2003




By:     /s/ Terry J. Heimes
        ----------------------------------
        Terry J. Heimes
        Chief Financial Officer, Treasurer
        and Executive Director,
        NELN, Inc.

                      OFFICER'S CERTIFICATE OF THE SERVICER

In compliance with Section 4.04 (g) of the Indenture of Trust by and between Nelnet Student Loan Trust 2003-1 and Zions First National Bank, as Trustee, dated as of January 1, 2003, I, Terry J. Heimes, certify that:

          3. A review of the activities of the Servicer during the preceding calendar year and of its performance under the Servicing Agreement has been made under my supervision; and

          4. Based on my knowledge of such review, the Servicer has fulfilled all its obligations under the Servicing Agreement throughout such year.

March 15, 2004




By:     /s/ Terry J. Heimes
        ----------------------------------
        Terry J. Heimes
        Chief Financial Officer, Assistant
        Secretary and Executive Director,
        Nelnet, Inc.

                   OFFICER'S CERTIFICATE OF THE ADMINISTRATOR

In compliance with Section 3(a) of the Administration Agreement (the "Agreement") among Nelnet Student Loan Trust 2003-1, as Issuer, Wilmington Trust Company, as Delaware Trustee, Zions First National Bank, as Indenture Trustee, and NELN, Inc. (fka Nelnet, Inc.), as Administrator, dated as of January 1, 2003, I, Terry J. Heimes, certify that:

          3. A review of the activities of the Administrator during the period from February 4, 2003 to December 31, 2003 and of its performance under this Agreement has been made under my supervision; and

          4. Based on my knowledge of such review, the Administrator has fulfilled its obligations in all material respects under this Agreement.


December 31, 2003




By:     /s/ Terry J. Heimes
        ----------------------------------
        Terry J. Heimes
        Chief Financial Officer, Treasurer
        and Executive Director,
        NELN, Inc.

                      OFFICER'S CERTIFICATE OF THE SERVICER

In compliance with Section 4.04 (g) of the Indenture of Trust by and between Nelnet Student Loan Trust 2003-2 and Zions First National Bank, as Trustee, dated as of July 1, 2003, I, Terry J. Heimes, certify that:

          5. A review of the activities of the Servicer during the preceding calendar year and of its performance under the Servicing Agreement has been made under my supervision; and

          6. Based on my knowledge of such review, the Servicer has fulfilled all its obligations under the Servicing Agreement throughout such year.

March 15, 2004




By:     /s/ Terry J. Heimes
        ----------------------------------
        Terry J. Heimes
        Chief Financial Officer, Assistant
        Secretary and Executive Director,
        Nelnet, Inc.

                   OFFICER'S CERTIFICATE OF THE ADMINISTRATOR

In compliance with Section 3(a) of the Administration Agreement (the "Agreement") among Nelnet Student Loan Trust 2003-2, as Issuer, Wilmington Trust Company, as Delaware Trustee, Zions First National Bank, as Indenture Trustee, and NELN, Inc. (fka Nelnet, Inc.), as Administrator, dated as of July 1, 2003, I, Terry J. Heimes, certify that:

          5. A review of the activities of the Administrator during the period from July 29, 2003 to December 31, 2003 and of its performance under this Agreement has been made under my supervision; and

          6. Based on my knowledge of such review, the Administrator has fulfilled its obligations in all material respects under this Agreement.


December 31, 2003




By:     /s/ Terry J. Heimes
        ----------------------------------
        Terry J. Heimes
        Chief Financial Officer, Treasurer
        and Executive Director,
        NELN, Inc.